EQ Advisors TrustSM

EQ/Calvert Socially Responsible Portfolio – Class IA and IB Shares

Summary Prospectus dated May 1, 2016

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus and Statement of Additional Information (“SAI”), dated May 1, 2016, as may be amended or supplemented from time to time, and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2015, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus, SAI and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa.us.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

Investment Objective: Seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Calvert Socially Responsible Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%
Other Expenses	0.18%	0.18%
Total Annual Portfolio Operating Expenses	0.93%	0.93%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$95	$296	$515	$1,143
Class IB Shares	$95	$296	$515	$1,143

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 52% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances the Portfolio invests at least 95% of its net assets, including borrowings for investment purposes, in equity securities of companies represented in the Calvert U.S. Large Cap Core Responsible Index.

The Sub-Adviser employs a passive management strategy designed to track, as closely as possible, the performance (before fees and expenses) of the Calvert U.S. Large Cap Core Responsible Index, formerly know as Calvert Social Index. The Portfolio will use a replication construction technique. That is, the Portfolio will seek to hold each security represented in the Calvert U.S. Large Cap Core Responsible Index in approximately the same weight that each represents in the Index. This is commonly referred to as an indexing strategy.

The Calvert U.S. Large Cap Core Responsible Index is composed of companies that meet the Sub-Adviser’s responsible investment principles and that are selected from the universe of the 1,000 U.S. companies included in the S-Network U.S. Large Cap 1,000 Index. As of December 31, 2015, the Calvert U.S. Large Cap Core Responsible Index included 694 companies, and the market capitalization ranged from $1.4 billion to $587.2 billion with a weighted average market capitalization of $130.8 billion.

Calvert Responsible Investment Principles: The Portfolio seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance (“ESG”) performance as they address the corporate responsibility and sustainability challenges. Calvert Investment Management, Inc. (“Calvert”) believes that most corporations deliver a net benefit to society, through their products and services, creation of jobs and the sum of their behaviors. As a responsible investor, Calvert seeks to invest in companies that provide positive leadership in the areas of their business operations and overall activities that are material to improving societal outcomes, including those that will affect future generations.

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Calvert seeks to invest in companies that balance the needs of financial and non-financial stakeholders and demonstrate a commitment to the global commons as well as to the rights of individuals and communities.

The Calvert U.S. Large Cap Core Responsible Index seeks to include companies based on the following principles. These criteria represent standards of behavior which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert. All responsible investment criteria may be changed without shareholder approval.

Advance Environmental Sustainability and Resource Efficiency

•	Reduce the negative impact of business operations on the environment

•	Manage water scarcity and ensure efficient and equitable access to clean sources

•	Mitigate impact on all types of natural capital

•	Diminish climate-related risks and reduce their carbon emissions

•	Drive sustainability innovation and resource efficiency through business operations and products and services

Contribute to Equitable Societies and Respect Human Rights

•	Respect consumers by marketing products and services in a fair and ethical manner, maintaining integrity in customer relations and ensuring the security of sensitive consumer data

•	Respect human rights, respect culture and tradition in local communities and economies and respect Indigenous Peoples’ Rights

•	Promote diversity and gender equity across workplaces, marketplaces and communities

•	Demonstrate a commitment to employees by ensuring development, communication, appropriate economic opportunity and decent workplace standards

•	Save lives by guaranteeing product safety while promoting public health

Accountable Governance and Build Transparency

•	Provide responsible stewardship of capital in shareholders’ best interests

•	Exhibit accountable governance and develop effective boards that reflect expertise and diversity of perspective and provide oversight of sustainability risk and opportunity

•	Integrate environmental and social risks, impacts and performance in material financial disclosures in order to inform shareholders, benefit stakeholders and contribute to company strategy

•	Lift ethical standards in all operations, including in dealings with customers, regulators and business partners

•	Demonstrate transparency and accountability in addressing adverse events and controversies while minimizing risks and building trust

Calvert’s commitment to these principles signifies continuing focus on companies with superior corporate responsibility and sustainability. The application of the principles generally precludes investments in companies that:

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Demonstrate poor environmental performance or compliance records, contribute significantly to local or global environmental problems or include risks related to the operation of nuclear power facilities.

•	Are the subject of serious labor-related actions or penalties by regulatory agencies or demonstrate a pattern of employing forced, compulsory or child labor.

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Exhibit a pattern and practice of human rights violations or are directly complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for grave human rights abuses, such as genocide and forced labor.

•	Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.

•	Demonstrate poor corporate governance or engage in harmful or unethical business practices.

•	Manufacture tobacco products.

•	Have significant and direct involvement in the manufacture of alcoholic beverages or gambling operations.

•	Manufacture or sell firearms and/or ammunition.

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Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the U.N. Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.

•	Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.

•

Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, protection of Indigenous Peoples’ rights, the interests of organic farmers and the interests of developing countries generally.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a

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representative sample of such securities regardless of market trends. The Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers because mid-cap companies generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount.

Responsible Investing Risk: Investing primarily in responsible investments carries the risk that, under certain market conditions, the Portfolio may underperform funds that do not utilize a responsible investment strategy. The application of the Calvert Principles may affect the Portfolio’s exposure to certain sectors or types of investments and may impact the Portfolio’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or Sub-Adviser’s assessment of a company’s ESG performance may change over time, which could cause the Portfolio to temporarily hold securities that do not comply with the Portfolio’s responsible investment principles. In evaluating a company, the Sub-Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Sub-Adviser to incorrectly assess a company’s ESG performance. Successful application of the Portfolio’s responsible investment strategy will depend on the Sub-Adviser’s skill in properly identifying and analyzing material ESG issues.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2015 compared to the returns of a broad-based securities market index. The additional broad-based securities market index shows how the Portfolio’s performance compared with the returns of the other asset classes in which the Portfolio may invest. Past performance is not an indication of future performance. Prior to August 1, 2011, this Portfolio consisted entirely of an actively managed portfolio of equity securities.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
15.88% (2012 1st Quarter)	–25.45% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Calvert Socially Responsible Portfolio – Class IA Shares	0.47%	12.46%	5.66%
EQ/Calvert Socially Responsible Portfolio – Class IB Shares	0.49%	12.42%	5.51%
Calvert U.S. Large Cap Core Responsible Index* (reflects no deduction for fees, expenses, or taxes)	1.44%	13.31%	7.49%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	5.67%	13.53%	8.53%
*	Formerly, “The Calvert Social Index”

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WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: Calvert Investment Management, Inc. (“Calvert”)

Portfolio Manager: The individuals primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Laurie Webster, CFA	Director, Investment and Performance Systems of Calvert	June 2015
Dale R. Stout, CFA	Investment Systems Manager and Analyst of Calvert	June 2015
Lise Bernhard	Manager, Calvert Responsible Indexes and Senior Performance Analyst of Calvert	June 2015

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable federal tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable federal tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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